================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 2, 1996
                                                       (December 18, 1995)
                                                       -------------------------

                              HELMSTAR GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-9224                      13-2689850
-----------------              -----------------            --------------------
(State or other                (Commission File             (IRS Employer
 jurisdiction of                Number)                      Identification No.)
 incorporation)

2 World Trade Center, Suite 2112, New York, New York               10048
-----------------------------------------------------            ----------
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (212) 775-0400
                                                        --------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)



================================================================================

Item 2.  Disposition of Assets.

         On December 18, 1995, Citizens Mortgage Service Company ("Citizens Mortgage"), a wholly-owned subsidiary of Helmstar Group, Inc. (the "Company"), completed a bulk sale of substantially all of its mortgage servicing rights (approximately 93%). The consideration for the sale of the mortgage servicing rights was approximately $2,307,000 in cash. In addition, the purchaser reimbursed Citizens for the transfer of certain advances previously made by Citizens on behalf of mortgagors and mortgagees. These advances were approximately $104,000. The direct expenses of the disposition were approximately $119,000. In the future, Citizens may recover advances made on behalf of mortgagors and mortgagees in connection with servicing certain mortgage loans which are 90 days or more delinquent, in bankruptcy, or in foreclosure at the time the servicing rights relating to such loans were transferred. These advances aggregate approximately $349,000 and will be repaid to Citizens when the purchaser recovers such sums from delinquent mortgagors or foreclosure sales proceeds.

         Citizens is in the process of selling the balance of its mortgage servicing portfolio in unrelated transactions to other buyers. It will withdraw from mortgage servicing as a separate activity and focus its efforts on mortgage originations.

         The sale of the mortgage servicing rights was completed pursuant to the terms of a Loan Servicing Purchase and Sale Agreement, a copy of which is attached hereto as Exhibit 10.9.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial statements of businesses acquired.

        N/A

        (b) Pro Forma Financial Information.

        1. Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of the end of the period covered by the Company's most recent Form 10-Q, three months ended September 30, 1995.

        2. Pro Forma Condensed Consolidated Statements of Operations (Unaudited) for the year ended December 31, 1994 and the nine months ended September 30, 1995 giving effect to the sale of substantially all of Citizens' mortgage servicing rights and the winding down of mortgage servicing as a separate activity.

        (c) Exhibits.

            Exhibit 10.8E: Loan  Servicing  Purchase  and Sale  Agreement  dated
                           November 6, 1995 by and between Atlantic Mortgage & Investment Corporation and Citizens Mortgage Service Company.

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

         The following Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of the nine months ended September 30, 1995 gives effect to the bulk sale of substantially all of the mortgage servicing rights of Citizens Mortgage Service Company ("Citizens") as if such transaction had occurred as of the end of the aforementioned interim period. The mortgage servicing rights sold in the transaction described in Item 2 on page 2 of this Form 8-K were eliminated in this financial statement. The potential impact of the sale of the remaining mortgage servicing rights and the cost of winding down the mortgage servicing department as a separate activity have been ignored, since the net effect on the financial statements of Helmstar Group, Inc. & Subsidiaries (the "Company") would not be material. The pro forma information is based on the historical statements of the Company, giving effect to the bulk sale and adjustments in the accompanying Notes to the Pro Forma Condensed Consolidated Balance Sheet (Unaudited) and the Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

         The pro forma statement may not be indicative of the financial position that actually would have occurred had the disposition taken place on September 30, 1995. The pro forma statement should be read in conjunction with the financial statements and notes thereto of the Company in its Annual Report on Form 10-KSB for the year ended December 31, 1994 and the Company's Quarterly Report on Form 10-QSB for the interim period ended September 30, 1995.

                      HELMSTAR GROUP, INC. & SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1995

                                                                    Historical
                                                                    ----------
                                                               Helmstar Group, Inc.             Pro Forma
                                                                  & Subsidiaries               Adjustments             Pro Forma
                                                                 ----------------              -----------            ------------
Cash and cash equivalents.................................          $ 1,196,329                $ 2,292,032 (A)          $ 3,488,361
Marketable securities ....................................              890,883                                             890,883
Joint ventures including advances.........................            1,465,513                                           1,465,513
Mortgage servicing rights - net of
    accumulated amortization .............................            1,859,768                 (1,827,291)(B)               32,477
Other investments.........................................              734,979                                             734,979
Mortgage loans held for sale..............................            1,751,203                                           1,751,203
Due for mortgage loans sold...............................              155,449                                             155,449
Furniture, equipment and
    leasehold improvements - at cost,
    less accumulated depreciation and
    amortization of $348,576 .............................              217,583                                             217,583
Other assets..............................................              736,935                   (104,001)(C)              632,934
                                                                    -----------                -----------              -----------
         TOTAL............................................          $ 9,008,642                $   360,740              $ 9,369,382
                                                                    ===========                ===========              ===========
         LIABILITIES

Notes payable.............................................
Accrued expenses and other
    liabilities...........................................          $ 1,111,715                                         $ 1,111,715
                                                                    -----------                                         -----------
         Total liabilities................................            1,111,715                                           1,111,715
                                                                    -----------                                         -----------
(Continued)

                      HELMSTAR GROUP, INC. & SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1995
                                  (Continued)

                                                                    Historical
                                                                    ----------
                                                               Helmstar Group, Inc.             Pro Forma
                                                                  & Subsidiaries               Adjustments             Pro Forma
                                                                 ----------------              -----------            ------------
             STOCKHOLDERS' EQUITY

Common stock - authorized
    10,000,000 shares, par value
    $.10; issued 6,749,600 shares.........................              674,960                                             674,960
Paid-in surplus...........................................           14,984,510                                          14,984.510
Unrealized gain on securities
    available for sale....................................              355,635                                             355,635
(Deficit).................................................           (5,214,468)               $   360,740 (D)           (4,853,728)
                                                                    -----------                -----------              -----------
         Total............................................           10,800,637                    360,740               11,161,377

Less treasury stock, at cost -
    1,201,227 shares .....................................           (2,903,710)                                         (2,903,710)
                                                                    -----------                                         -----------
         Total stockholders' equity.......................            7,896,927                    360,740                8,257,667
                                                                    -----------                -----------              -----------

         TOTAL............................................          $ 9,008,642                $   360,740              $ 9,369,382
                                                                    ===========                ===========              ===========

  See Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) and
     Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

          PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

         The following Pro Forma Condensed Consolidated Statements of Operations (Unaudited) for the year ended December 31, 1994 and the nine months ended September 30, 1995 give effect to the bulk sale of substantially all of the mortgage servicing rights of Citizens as if such transaction had occurred as of the beginning of the aforementioned periods. Additionally, the impact of withdrawing from mortgage servicing as a separate activity has been reflected in such financial statements. The results of the mortgage servicing department of Citizens for the year ended December 31, 1994 and the nine months ended September 30, 1995, respectively, are eliminated in these financial statements. The pro forma information is based on the historical statements of the Company, giving effect to the bulk sale and adjustments in the accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) and the Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

         These pro forma statements may not be indicative of the results of operations that actually would have occurred had the disposition taken place at the beginning of the period indicated. Additionally, they do not purport to indicate the results which may be obtained in the future. These pro forma statements should be read in conjunction with the financial statements and notes thereto of the Company in its Annual Report on Form 10-KSB for the year ended December 31, 1994 and the Company's Quarterly Report on Form 10-QSB for the interim period ended September 30, 1995.

                      HELMSTAR GROUP, INC. & SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                      Year Ended December 31, 1994
                                                                      ----------------------------
                                                                    Historical
                                                                    ----------
                                                               Helmstar Group, Inc.          Pro Forma
                                                                  & Subsidiaries            Adjustments                 Pro Forma
                                                                 ----------------           -----------                ------------
Revenues:
    Profit from joint ventures ..........................           $    339,317                                       $    339,317
    Financial consulting fees ...........................                599,700                                            599,700
    Loan servicing fees .................................                951,710            $   (951,710)(E)
    Loan origination fees ...............................                319,146                                            319,146
    Interest income .....................................                156,015                  (1,469)(F)                154,546
    Investment income ...................................                380,962                                            380,962
    Other income ........................................                196,196                 (94,628)(G)                101,568
                                                                    ------------            ------------               ------------

         Total Revenues .................................              2,943,046              (1,047,807)                 1,895,239
                                                                    ------------            ------------               ------------
Expenses:
    Compensation and related costs ......................              2,142,891                (445,713)(H)              1,697,178
    Occupancy cost ......................................                380,773                                            380,773
    Amortization of mortgage
         servicing rights ...............................                467,093                (467,093)(I)
    General and administrative ..........................                692,296                (127,965)(J)                564,331
    Professional fees ...................................                311,846                 (10,591)(K)                301,255
    Interest ............................................                 30,348                 (22,861)(L)                  7,487
                                                                    ------------            ------------               ------------

         Total Expenses .................................              4,025,247              (1,074,223)                 2,951,024
                                                                    ------------            ------------               ------------

(Loss) before taxes .....................................             (1,082,201)                 26,416                 (1,055,785)

Income tax (benefit) ....................................                (32,457)                                           (32,457)
                                                                    ------------            ------------               ------------

NET (LOSS) ..............................................           $ (1,049,744)           $     26,416               $ (1,023,328)
                                                                    ============            ============               ============
Net (loss)
    per common share ....................................           $       (.18)           $        .01               $       (.17)
                                                                    ============            ============               ============
Weighted average number of
    common shares outstanding ...........................              5,997,171               5,997,171                  5,997,171
                                                                    ============            ============               ============

  See Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) and
     Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

                      HELMSTAR GROUP, INC. & SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                    Nine Months ended September 30, 1995
                                                                    ------------------------------------
                                                                       Historical
                                                                       ----------
                                                                   Helmstar Group, Inc.        Pro Forma
                                                                     & Subsidiaries           Adjustments                Pro Forma
                                                                    ----------------          -----------               ------------
Revenues:
    Profit from joint ventures ............................            $ 1,917,160                                       $ 1,917,160
    Financial consulting fees .............................                460,000                                           460,000
    Loan servicing fees ...................................                641,594            $  (641,594)(E)
    Loan origination fees .................................                383,144                                           383,144
    Interest income .......................................                279,066                (49,897)(F)                229,169
    Investment income .....................................                691,857                691,857
    Other income ..........................................                263,589                (44,801)(G)                218,788
                                                                       -----------            -----------                -----------
         Total Revenues ...................................              4,636,410               (736,292)                 3,900,118
                                                                       -----------            -----------                -----------
Expenses:
    Compensation and related costs ........................              1,941,447               (295,326)(H)              1,646,121
    Occupancy cost ........................................                320,182                                           320,182
    Amortization of mortgage
         servicing rights .................................                295,763               (295,763)(I)
    General and administrative ............................                584,924               (125,587)(J)                459,337
    Professional fees and
         litigation expenses ..............................                137,127                 (9,511)(K)                127,616
    Interest ..............................................                  5,106                 (4,468)(L)                    638
                                                                       -----------            -----------                -----------
         Total Expenses ...................................              3,284,549               (730,655)                 2,553,894
                                                                       -----------            -----------                -----------

Profit before taxes .......................................              1,351,861                 (5,637)                 1,346,224

Income tax provision ......................................                 62,022                                            62,022
                                                                       -----------            -----------                -----------

NET PROFIT ................................................            $ 1,289,839            $    (5,637)               $ 1,284,202
                                                                       ===========            ===========                ===========
Net profit
    per common share ......................................            $       .22            $         0                $       .22
                                                                       ===========            ===========                ===========
Weighted average number of
    common shares outstanding .............................              5,906,025              5,906,025                  5,906,025
                                                                       ===========            ===========                ===========

  See Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) and
     Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

            Notes to Pro Forma Condensed Consolidated Balance Sheet
          (Unaudited) and Pro Forma Condensed Consolidated Statements
                           of Operations (Unaudited)

(1) For purposes of determining the pro forma effect of the bulk sale of substantially all of Citizens' mortgage servicing rights on the Company's Condensed Consolidated Balance Sheets, the following pro forma adjustments have been made:

(A)    Net increase in cash
       from the disposition                                         $ 2,292,032

(B)    Elimination of mortgage
       servicing rights -- net
       of amortization                                               (1,827,291)

(C)    Elimination of receivables
       from mortgagors and mortgagees
       which were reimbursed by the
       purchaser at closing                                            (104,001)

(D)    Adjustment to (Deficit) for
       gain from sale of mortgage
       servicing rights                                                 360,740

(2) For purposes of determining the pro forma effect of the bulk sale of substantially all of Citizens' mortgage servicing rights and the winding down of mortgage servicing as a separate activity on the Company's Condensed Consolidated Statements of Operations, the following pro forma adjustments have been made:

                                                    Year Ended       Nine Months
                                                     Dec. 31,           Ended
                                                       1994        Sept. 30, 1995
                                                    ----------     --------------
(E)    Elimination of loan
       servicing fees                               $ (951,710)      $ (641,594)
                                                    ==========       ==========

(F)    (i) Increase in interest
       income on net proceeds
       from sale                                    $  106,931       $  103,124

       (ii) Elimination of interest
       income on escrows maintained
       in connection with mortgage
       servicing                                      (108,400)        (153,021)
                                                    ----------       ----------
                                                    $   (1,469)      $  (49,897)
                                                    ==========       ==========

      Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                and Pro Forma Condensed Consolidated Statements
                           of Operations (Unaudited)


(2) (continued)

                                                      Year Ended    Nine Months
                                                       Dec. 31        Ended
                                                         1994     Sept. 30, 1995
                                                       ---------  --------------
(G)    Elimination of ancillary
       revenue from mortgage
       servicing                                      $ (94,628)     $  (44,801)

(H)    Elimination of compensation
       and related costs of mortgage
       servicing personnel                             (445,713)       (295,326)

(I)    Elimination of amortization
       of mortgage servicing rights                    (467,093)       (295,763)

(J)    Elimination of general
       and administrative
       expenses relating to
       mortgage servicing                              (127,965)       (125,587)

(K)    Elimination of professional
       fees incurred in connection
       with mortgage servicing                          (10,591)         (9,511)

(L)    Elimination of interest
       expense on working capital
       line utilized in connection
       with mortgage servicing                          (22,861)         (4,468)

         Income tax will not be incurred from the disposition or from any of the pro forma adjustments because the Company has sufficient operating losses for Federal and state income tax purposes to offset any gain. The accompanying presentation does not give effect to the provision or benefit in the Pro Forma Condensed Consolidated Statements of Operations (Unaudited) since such effects are not considered to be significant.

(3) The gain on the disposition of the mortgage servicing rights does not have a continuing impact on the results of operations and has been excluded from the pro forma adjustments.

(4) Net profit (loss) per common share is based on the weighted average number of common shares outstanding during each period. The assumed exercise of stock options relating to the Company's incentive compensation plan have not been included in the computation, because the effect of their inclusion would not be dilutive.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HELMSTAR GROUP, INC.
                                                 --------------------
                                                    (Registrant)



                                                 s/ George W. Benoit
                                                 --------------------
                                                    George W. Benoit
                                                       President


DATE:  January 2, 1996